THE PRUDENTIAL SERIES FUND

PSF PGIM Jennison Blend Portfolio

Supplement dated September 25, 2023 to the Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust) relating to the PSF PGIM Jennison Blend Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust recently approved revising the investment strategies of the Portfolio. This change is expected to become effective on or about December 11, 2023.

To reflect the change described above, the SAI is hereby revised as follows, effective December 11, 2023:

A.

The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS - ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Subadvisor	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*, **	Ownership of Portfolio Securities*
Jennison Associates LLC	Jason T. McManus	11/$2,122,493,000	4/$614,942,000	4/$340,083,000	None
	Adam L. Freidman	None	None	None	None
	Brian A. Porpora	None	2/$220,132,000	None	None

* Information is as of August 31, 2023.

** Other Accounts excludes the assets and number of accounts that are managed using model portfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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